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                                                            EXHIBIT 23(A)(I)(11)

                               ECLIPSE FUNDS INC.

                             ARTICLES SUPPLEMENTARY

          Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

          FIRST: Under powers contained in Article V, Section 5.7 of the charter of the Corporation (the "Charter") and pursuant to Sections 2-105(a)(9), 2-105(c), 2-208, and 2-208.1 of the Maryland General Corporation Law (the "MGCL"), the Board of Directors of the Corporation (the "Board"), by resolutions duly adopted at meetings held on December 6-7, 2007:

- increased the total number of shares of capital stock which the corporation shall have the authority to issue by 5 billion, 800 million (5,800,000,000) shares of the par value of one cent ($0.01) per share and of the aggregate par value of 50 million dollars ($58,000,000), all of which shares are designated as common stock without further classification; and

- reclassified 250 million (250,000,000) authorized but unissued shares of All Cap Value Fund, Class A Shares, par value $0.01 per share, as common stock par value $0.01 per share, without further classification; reclassified 250 million (250,000,000) authorized but unissued shares of All Cap Value Fund, Class B Shares, par value $0.01 per share, as common stock, par value $0.01 per share, without further classification; reclassified 250 million (250,000,000) authorized but unissued shares of All Cap Value Fund, Class C Shares, par value $0.01 per share, as common stock, par value $0.01 per share, without further classification; reclassified 250 million (250,000,000) authorized but unissued shares of All Cap Value Fund, Class I Shares, par value $0.01 per share, as common stock, par value $0.01 per share, without further classification; reclassified 50 million (50,000,000) authorized but unissued shares of All Cap Value Fund, Class R1 Shares, par value $0.01 per share, as common stock, par value $0.01 per share, without further classification; and reclassified 50 million (50,000,000) authorized but unissued shares of All Cap Value Fund, Class R2 Shares, par value $0.01 per share, as common stock, par value $0.01 per share, without further classification;

- reclassified 800 million (800,000,000) authorized but unissued shares of common stock, par value $0.01 per share, without further classification, as follows:

                                                           AUTHORIZED SHARES
    NAME OF SERIES                         NAME OF CLASS     (IN MILLIONS)
    --------------                         -------------   -----------------
130/30 High Yield Fund                           A                  200
                                                 C                  200
                                                 I                  200
                                              Investor              200

- reclassified 4 billion, (4,000,000,000) authorized but unissued shares of common stock, par value $0.01 per share, without further classification, as follows:

                                                           AUTHORIZED SHARES
    NAME OF SERIES                         NAME OF CLASS     (IN MILLIONS)
    --------------                         -------------   -----------------
MainStay 130/30 Core Fund                     Investor              200
MainStay 130/30 Growth Fund                   Investor              200
MainStay 130/30 International Fund            Investor              200
MainStay All Cap Growth Fund                  Investor              200
MainStay Conservative Allocation Fund         Investor              200
MainStay Floating Rate Fund                   Investor              200
MainStay Growth Allocation Fund               Investor              200
MainStay Growth Equity Fund                   Investor              200
MainStay Income Manager Fund                  Investor              200
MainStay Indexed Bond Fund                    Investor              200
MainStay Intermediate Term Bond Fund          Investor              200
MainStay Moderate Allocation Fund             Investor              200
MainStay Moderate Growth Allocation Fund      Investor              200
MainStay Retirement 2010 Fund                 Investor              200
MainStay Retirement 2020 Fund                 Investor              200
MainStay Retirement 2030 Fund                 Investor              200
MainStay Retirement 2040 Fund                 Investor              200
MainStay Retirement 2050 Fund                 Investor              200
MainStay S&P 500 Index Fund                   Investor              200
MainStay Short Term Bond Fund                 Investor              200

          SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the authorized classes and series of Common Stock of the Corporation shall be as follows:

                                                           AUTHORIZED SHARES
    NAME OF SERIES                         NAME OF CLASS     (IN MILLIONS)
    --------------                         -------------   -----------------
MainStay 130/30 Core Fund                         A                 200
MainStay 130/30 Core Fund                         C                 200
MainStay 130/30 Core Fund                         I                 200
MainStay 130/30 Core Fund                     Investor              200
MainStay 130/30 Growth Fund                       A                 200
MainStay 130/30 Growth Fund                       C                 200
MainStay 130/30 Growth Fund                       I                 200
MainStay 130/30 Growth Fund                   Investor              200
MainStay 130/30 High Yield Fund                   A                 200
MainStay 130/30 High Yield Fund                   C                 200
MainStay 130/30 High Yield Fund                   I                 200

                                                           AUTHORIZED SHARES
    NAME OF SERIES                         NAME OF CLASS     (IN MILLIONS)
    --------------                         -------------   -----------------
MainStay 130/30 High Yield Fund               Investor              200
MainStay 130/30 International Fund                A                 200
MainStay 130/30 International Fund                C                 200
MainStay 130/30 International Fund                I                 200
MainStay 130/30 International Fund            Investor              200
MainStay All Cap Growth Fund                      A                 250
MainStay All Cap Growth Fund                      B                 250
MainStay All Cap Growth Fund                      C                 250
MainStay All Cap Growth Fund                      I                 250
MainStay All Cap Growth Fund                     R1                  50
MainStay All Cap Growth Fund                     R2                  50
MainStay All Cap Growth Fund                  Investor              200
MainStay Cash Reserves Fund                       I                2700
MainStay Cash Reserves Fund                 Sweep Shares           2650
MainStay Conservative Allocation Fund             A                 250
MainStay Conservative Allocation Fund             B                 250
MainStay Conservative Allocation Fund             C                 250
MainStay Conservative Allocation Fund             I                 250
MainStay Conservative Allocation Fund            R1                  50
MainStay Conservative Allocation Fund            R2                  50
MainStay Conservative Allocation Fund         Investor              200
MainStay Floating Rate Fund                       A                 250
MainStay Floating Rate Fund                       B                 250
MainStay Floating Rate Fund                       C                 250
MainStay Floating Rate Fund                       I                 250
MainStay Floating Rate Fund                   Investor              200
MainStay Growth Allocation Fund                   A                 250
MainStay Growth Allocation Fund                   B                 250
MainStay Growth Allocation Fund                   C                 250
MainStay Growth Allocation Fund                   I                 250
MainStay Growth Allocation Fund                  R1                  50
MainStay Growth Allocation Fund                  R2                  50
MainStay Growth Allocation Fund               Investor              200
MainStay Growth Equity Fund                       A                 250
MainStay Growth Equity Fund                       B                 250
MainStay Growth Equity Fund                       C                 250
MainStay Growth Equity Fund                       I                 250
MainStay Growth Equity Fund                   Investor              200
MainStay Income Manager Fund                      A                 250
MainStay Income Manager Fund                      B                 250
MainStay Income Manager Fund                      C                 250
MainStay Income Manager Fund                      I                 250
MainStay Income Manager Fund                     R1                  50
MainStay Income Manager Fund                     R2                  50

                                                           AUTHORIZED SHARES
    NAME OF SERIES                         NAME OF CLASS     (IN MILLIONS)
    --------------                         -------------   -----------------
MainStay Income Manager Fund                  Investor              200
MainStay Indexed Bond Fund                        A                 250
MainStay Indexed Bond Fund                        B                 250
MainStay Indexed Bond Fund                        C                 250
MainStay Indexed Bond Fund                        I                 250
MainStay Indexed Bond Fund                       R1                  50
MainStay Indexed Bond Fund                       R2                  50
MainStay Indexed Bond Fund                    Investor              200
MainStay Intermediate Term Bond Fund              A                 250
MainStay Intermediate Term Bond Fund              B                 250
MainStay Intermediate Term Bond Fund              C                 250
MainStay Intermediate Term Bond Fund              I                 250
MainStay Intermediate Term Bond Fund             R1                  50
MainStay Intermediate Term Bond Fund             R2                  50
MainStay Intermediate Term Bond Fund          Investor              200
MainStay Large Cap Opportunity Fund               A                 250
MainStay Large Cap Opportunity Fund               B                 250
MainStay Large Cap Opportunity Fund               C                 250
MainStay Large Cap Opportunity Fund               I                 250
MainStay Moderate Allocation Fund                 A                 250
MainStay Moderate Allocation Fund                 B                 250
MainStay Moderate Allocation Fund                 C                 250
MainStay Moderate Allocation Fund                 I                 250
MainStay Moderate Allocation Fund                R1                  50
MainStay Moderate Allocation Fund                R2                  50
MainStay Moderate Allocation Fund             Investor              200
MainStay Moderate Growth Allocation Fund          A                 250
MainStay Moderate Growth Allocation Fund          B                 250
MainStay Moderate Growth Allocation Fund          C                 250
MainStay Moderate Growth Allocation Fund          I                 250
MainStay Moderate Growth Allocation Fund         R1                  50
MainStay Moderate Growth Allocation Fund         R2                  50
MainStay Moderate Growth Allocation Fund      Investor              200
MainStay Retirement 2010 Fund                     A                 200
MainStay Retirement 2010 Fund                     I                 200
MainStay Retirement 2010 Fund                    R1                  50
MainStay Retirement 2010 Fund                    R2                  50
MainStay Retirement 2010 Fund                    R3                  50
MainStay Retirement 2010 Fund                 Investor              200
MainStay Retirement 2020 Fund                     A                 200
MainStay Retirement 2020 Fund                     I                 200
MainStay Retirement 2020 Fund                    R1                  50
MainStay Retirement 2020 Fund                    R2                  50
MainStay Retirement 2020 Fund                    R3                  50

                                                           AUTHORIZED SHARES
    NAME OF SERIES                         NAME OF CLASS     (IN MILLIONS)
    --------------                         -------------   -----------------
MainStay Retirement 2020 Fund                 Investors             200
MainStay Retirement 2030 Fund                     A                 200
MainStay Retirement 2030 Fund                     I                 200
MainStay Retirement 2030 Fund                    R1                  50
MainStay Retirement 2030 Fund                    R2                  50
MainStay Retirement 2030 Fund                    R3                  50
MainStay Retirement 2030 Fund                 Investor              200
MainStay Retirement 2040 Fund                     A                 200
MainStay Retirement 2040 Fund                     I                 200
MainStay Retirement 2040 Fund                    R1                  50
MainStay Retirement 2040 Fund                    R2                  50
MainStay Retirement 2040 Fund                    R3                  50
MainStay Retirement 2040 Fund                 Investor              200
MainStay Retirement 2050 Fund                     A                 200
MainStay Retirement 2050 Fund                     I                 200
MainStay Retirement 2050 Fund                    R1                  50
MainStay Retirement 2050 Fund                    R2                  50
MainStay Retirement 2050 Fund                    R3                  50
MainStay Retirement 2050 Fund                 Investor              200
MainStay S&P 500 Index Fund                       A                 250
MainStay S&P 500 Index Fund                       B                 250
MainStay S&P 500 Index Fund                       C                 250
MainStay S&P 500 Index Fund                       I                 250
MainStay S&P 500 Index Fund                      R1                  50
MainStay S&P 500 Index Fund                      R2                  50
MainStay S&P 500 Index Fund                   Investor              200
MainStay Short Term Bond Fund                     A                 250
MainStay Short Term Bond Fund                     B                 250
MainStay Short Term Bond Fund                     C                 250
MainStay Short Term Bond Fund                     I                 250
MainStay Short Term Bond Fund                    R1                  50
MainStay Short Term Bond Fund                    R2                  50
MainStay Short Term Bond Fund                 Investor              200
                                                                 ------
Common Stock (without further
   classification)                                                2,100
                                                                 ------
TOTAL:                                                           30,800
                                                                 ======

          THIRD: The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

          FOURTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

          FIFTH: The total number of shares of stock that the Corporation had authority to issue immediately prior to the acceptance of these Articles Supplementary by the SDAT was 25 billion (25,000,000,000) shares of common stock, par value $0.01 per share, and no shares of preferred stock. The aggregate par value of all shares of stock having par value was $250,000,000.

          SIXTH: The total number of shares of stock that the Corporation had the authority to issue pursuant to these Articles Supplementary is 30 billion, 800 million (30,800,000,000) shares of common stock, par value $0.01 per share, and no shares of preferred stock. The aggregate par value of all authorized shares of stock having par value is $308,000,000.

          SEVENTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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          IN WITNESS WHEREOF, the Corporation has caused these Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Secretary on December 11, 2007.

ATTEST:                                 ECLIPSE FUNDS INC.



By: /s/ Marguerite E. H. Morrison       By: /s/ Stephen P. Fisher
    ---------------------------------       ------------------------------------
    Marguerite E. H. Morrison               Stephen P. Fisher
    Secretary                               President